UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 20, 2010 (April 20, 2010)

Debut Broadcasting
(Exact name of registrant as specified in its charter)

Nevada	000-50762	88-0417389
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1025 16th Ave South, Nashville, Tennessee	37212
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (615) 886-0530

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 20, 2010 Alan Hirsch resigned as a Director of Debut Broadcasting Corporation, Inc. (the “Company”). Mr. Hirsch left the Board of Directors upon acceptance of a position that restricts him from serving on the Board of Directors of any public company.  Mr. Hirsch resigned his position of  Director voluntarily and his resignation was not the result of any disagreement with the Company or its management.

Item 9.01	Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEBUT BROADCASTING CORPORATION, INC.

By:	/s/ Sariah Hopkins
Sariah Hopkins
Chief Financial Officer

Date: April 20, 2010